UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2007

AMERICAN MEDICAL TECHNOLOGIES, INC.

(Exact name of Registrant as specified in charter)

Delaware (State or othis jurisdiction of incorporation)	0-19195 (Commission File Number)	38-2905258 (IRS Employer Identification Number)

5655 Bear Lane

Corpus Christi, TX 78405
(Address of principal executive offices)

Registrant’s telephone number, including area code: (361) 289-1145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

ITEM 8.01 OTHER EVENTS

The registrant may, at its option, disclose under this Item 8.01 any events, with respect to which information not otherwise called for by this form, that the registrant deems of importance to security holders.

On December 7, 2007, American Medical Technologies, Inc. issued a press release announcing the development of a global partnership with Discus Dental, LLC.  A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1         Press Release, dated December 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDICAL TECHNOLOGIES, INC.

By:	/s/ Judd Hoffman
Judd Hoffman,
Chief Executive Officer and President
Dated: December 11, 2007